EXHIBIT 99

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2020	37.3	31.5	33.6	40.6	40.6
2021	60.7

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2020	23.3	20.1	20.6	21.5	85.5
2021	22.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	550.7	454.8	426.9	458.8	1,891.2	2020	3.0%	-15.4%	-15.6%	-15.9%	-10.9%
2021	459.7					2021	-16.5%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	152.1	120.1	143.8	172.6	588.6	2020	-20.0%	-14.6%	-11.1%	-12.5%	-21.6%
2021	170.7					2021	12.2%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	44.6	48.0	48.0	52.5	193.1	2020	-29.7%	-34.2%	-17.0%	-5.6%	-22.7%
2021	60.5					2021	35.7%

	Revenues - Bolzoni						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	87.9	64.2	63.3	68.3	283.7	2020	-4.2%	-29.3%	-16.5%	-21.5%	-17.9%
2021	79.5					2021	-9.6%

	Revenues - Nuvera						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	1.4	0.7	0.7	1.1	3.9	2020	n.m.	n.m.	n.m.	n.m.	n.m.
2021	—					2021	n.m.

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	785.7	654.4	652.4	719.6	2,812.1	2020	-5.9%	-23.6%	-14.8%	-13.8%	-14.6%
2021	732.2					2021	-6.8%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	136.7	103.6	103.4	121.7	465.4	2020	17.4%	15.8%	15.8%	16.9%	16.5%
2021	118.4					2021	16.2%

	Operating Expenses						Operating Expenses as a % of Revenue
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	116.5	94.9	96.1	108.0	415.5	2020	14.8%	14.5%	14.7%	15.0%	14.8%
2021	115.3					2021	15.7%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	20.2	8.7	7.3	13.7	49.9	2020	2.6%	1.3%	1.1%	1.9%	1.8%
2021	3.1					2021	0.4%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2020	3.8	3.0	2.7	2.8	12.3
2021	2.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2020	(3.3)	4.0	(1.8)	(3.5)	(4.6)
2021	(8.1)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	19.7	1.7	6.4	14.4	42.2	2020	20.8%	n.m.	10.9%	8.3%	8.8%
2021	8.5					2021	28.2%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2020	15.3	3.6	5.1	13.1	37.1
2021	5.6

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2020	10.4	10.4	11.0	11.1	42.9
2021	11.7

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2020	595.7	577.4	517.5	493.4	493.4
2021	539.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2020	17.6	12.3	7.3	14.5	51.7
2021	7.7

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2020	(45.7)	33.7	88.1	90.8	166.9
2021	(47.1)

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2020	(17.4)	(5.9)	(6.5)	(13.9)	(43.7)
2021	9.5

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2020	(63.1)	27.8	81.6	76.9	123.2
2021	(37.6)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2020	53.1	(18.7)	(53.5)	(21.5)	(40.6)
2021	(8.0)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2020	5.3	5.3	5.4	5.3	21.3
2021	5.3

	Total Debt
	Q1	Q2	Q3	Q4	FY
2020	340.1	337.7	297.7	289.2	289.2
2021	285.4

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	542.7	563.7	602.6	651.1	651.1	2020	8.6%	6.3%	4.8%	6.3%	6.3%
2021	615.8					2021	4.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2020	37.3	31.5	33.6	40.6	40.6
2021	60.7

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2020	23.3	20.1	20.6	21.5	85.5
2021	22.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	550.7	454.8	426.9	458.8	1,891.2	2020	3.0%	-15.4%	-15.6%	-15.9%	-10.9%
2021	459.7					2021	-16.5%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	152.1	120.1	143.8	172.6	588.6	2020	-20.0%	-40.6%	-11.1%	-12.5%	-21.6%
2021	170.7					2021	12.2%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	44.6	48.0	48.0	52.5	193.1	2020	-29.7%	-34.2%	-17.0%	-5.6%	-22.7%
2021	60.5					2021	35.7%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	747.4	622.9	618.7	683.9	2,672.9	2020	-5.2%	-23.4%	-14.7%	-14.3%	-14.4%
2021	690.9					2021	-7.6%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	123.5	94.8	94.3	112.2	424.8	2020	16.5%	15.2%	15.2%	16.4%	15.9%
2021	105.4					2021	15.3%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	95.5	77.8	78.1	87.8	339.2	2020	12.8%	12.5%	12.6%	12.8%	12.7%
2021	93.2					2021	13.5%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	28.0	17.0	16.2	24.4	85.6	2020	3.7%	2.7%	2.6%	3.6%	3.2%
2021	12.2					2021	1.8%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2020	3.7	2.9	2.6	2.6	11.8
2021	2.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2020	(3.0)	4.5	(1.4)	(3.4)	(3.3)
2021	(3.6)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	27.3	9.6	15.0	25.2	77.1	2020	25.6%	n.m.	18.7%	19.0%	17.0%
2021	13.2					2021	34.8%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2020	20.1	10.9	11.6	20.3	62.9
2021	8.2

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2020	7.2	7.3	7.7	7.9	30.1
2021	8.2

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2020	497.8	468.8	405.1	391.2	391.2
2021	424.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2020	15.6	12.6	4.0	12.0	44.2
2021	6.2

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2020	(45.4)	63.4	88.2	80.4	186.6
2021	(24.6)

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2020	(15.6)	(24.0)	(4.9)	(12.0)	(56.5)
2021	(5.3)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2020	(61.0)	39.4	83.3	68.4	130.1
2021	(29.9)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2020	55.6	(37.3)	(55.1)	(12.2)	(49.0)
2021	(10.6)

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Bolzoni
(in millions, except percentage data)

	Revenues						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	87.9	64.2	63.3	68.3	283.7	2020	-4.2%	-29.3%	-16.5%	-21.5%	-17.9%
2021	79.5					2021	-9.6%

	Gross Profit (Loss)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	16.9	11.5	12.1	12.9	53.4	2020	19.2%	17.9%	19.1%	18.9%	18.8%
2021	16.4					2021	20.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	14.2	12.0	12.0	14.2	52.4	2020	16.2%	18.7%	19.0%	20.8%	18.5%
2021	15.6					2021	19.6%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2020	2.7	(0.5)	0.1	(1.3)	1.0	2020	3.1%	-0.8%	0.2%	-1.9%	0.4%
2021	0.8					2021	1.0%

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2020	2.6	(0.5)	0.1	(1.7)	0.5
2021	0.6

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2020	n.m.	20.0%	n.m.	n.m.	n.m.
2021	n.m.

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2020	2.7	(0.6)	0.1	(2.0)	0.2
2021	0.6

Nuvera
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2020	1.4	0.7	0.7	1.1	3.9
2021	—

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2020	(2.6)	(3.2)	(2.7)	(3.7)	(12.2)
2021	(3.3)

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2020	6.8	5.1	6.0	6.0	23.9
2021	6.5

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2020	(9.4)	(8.3)	(8.7)	(9.7)	(36.1)
2021	(9.8)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2020	(9.1)	(7.9)	(8.4)	(9.4)	(34.8)
2021	(5.2)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2020	26.4%	26.6%	27.4%	25.5%	26.4%
2021	26.9%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2020	(6.7)	(5.8)	(6.1)	(7.0)	(25.6)
2021	(3.8)